SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Franklin Limited Duration Income Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Ronald Mass

Thomas H. McGlade

Peter Tchir

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATED SEPTEMBER 15, 2016

FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway

San Mateo, California 94403

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. and certain of its affiliates (as identified on Annex I, collectively, “Saba,” “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Franklin Limited Duration Income Trust, a closed-end Delaware statutory trust (“Franklin” or the “Fund”).

As a result of the continued poor investment performance of Franklin,[1] its common shares trade at a significant discount to the Fund’s net asset value, or “NAV.” We believe that the Board of Trustees (the “Board”) of Franklin has not been able to effectively manage the Fund’s discount and has failed to address Franklin’s perpetual underperformance as compared to its peers. [2] Thus, we believe the Board should consider closing this discount by considering a self-tender of the outstanding common shares of the Fund. We also believe the Board needs fresh ideas and an independent perspective to address Franklin’s discount, and that the Nominees’ election to the Board will send a strong message to the remaining incumbent trustees that Franklin’s shareholders are not satisfied with the Fund’s management and their treatment of shareholders. We are convinced NOW is the time to take action to close the Fund’s discount and we urge you to elect our slate of nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2016 annual meeting of shareholders (the “Annual Meeting”), to be held on Friday, October 28, 2016 at 2 P.M. Pacific Time at the Fund’s offices, located at One Franklin Parkway, San Mateo, California 94403, with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of three trustee nominees, Ronald Mass, Thomas H. McGlade and Peter Tchir (the “Nominees”), to serve as trustees on the Board until the 2019 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to Franklin’s trustee nominees.	FOR ALL THREE of the Nominees

2.	To request that the Board consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.	FOR

 ____________________________________

[1] See Annual Report for the Fund for the period ended March 31, 2016, filed with the Securities Exchange Commission (“SEC”) on Form N-CSR on June 1, 2016 (the “Annual Report”), describing a Broadridge report that utilized data from Lipper, Inc. (the “Broadridge Report”) and that “showed the Fund’s total return to be in the lowest performing quintile of its performance universe in 2015, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five-year periods, and in the second-highest performing quintile of such universe for the previous 10-year period.”

[2] See the Annual Report, stating that the Broadridge Report described the Fund’s “total return [. . .] below the median in 2015 and for the previous three- and five-year annualized periods.”

To transact any other business that properly comes before the Annual Meeting, including any postponement or adjournment thereof.

The Board is currently comprised of nine trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be three trustees elected at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve in the class of Trustees whose terms will expire at the 2019 annual meeting of shareholders. If elected, our Nominees would only constitute a minority of the members of the Board— one-third of all Board members. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s proxy statement for the Annual Meeting, filed with the SEC on September 12, 2016 (the “Fund’s Proxy Statement”). There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as August 29, 2016. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 26,835,650 common shares of beneficial interest, no par value (“Common Shares”) outstanding according to the Fund’s Proxy Statement. As of September 14, 2016, the Participants beneficially owned 4,032,405 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” three Nominees to the Board and “FOR” Proposal 2.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about September 15, 2016.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page 11.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As the largest shareholder of Common Shares of Franklin, with ownership of approximately 15% of the Common Shares, Saba has nominated a slate of three highly-qualified Nominees (Proposal 1) and put forth a shareholder proposal requesting that the Board consider a self-tender (Proposal 2 to this Proxy) in order to achieve one goal: increasing shareholder value for all shareholders through closing the discount to net asset value (the difference between the current price of the Fund and the actual value of the securities held by the Fund). A reduction in the discount means that the shares of Franklin will trade at a higher price.

In the Fund’s Proxy Statement, the Board claims that our proposals would harm the value of your investment. This is completely false. As your fellow shareholder, we are seeking to enhance the value of your investment. We believe our efforts so far have resulted in increased returns for shareholders of the Fund, as its shares have traded higher.[3]

In the meantime at least 15 closed-end fund boards have taken actions similar to our proposal that have resulted in excess returns for their shareholders.[4] We believe it was only under pressure from Saba that the Board announced their insufficient tender plan.[5] We also believe the Board’s proposal is merely window dressing and will not offer any significant benefit to shareholders. We think Franklin’s shareholders have waited long enough for the Board to act, and the time to act is now.

Fund Performance

Each year the Fund commissions an independent third party to perform a review of the Fund’s performance compared to its peers.  The third party report gave Franklin the lowest possible score in terms of both income and total return for the year 2015. In fact, the report states that the Fund never achieved even a median ranking in income or total return when measured in one-year, three-year, five-year or ten-year periods.[6] That said, the Fund has continued to collect management and advisory fees each year for this perpetually sub-par performance.

Discount to NAV

Over the past three years, Franklin has traded at an average 11% discount to its NAV.[7]  By voting the GOLD proxy card in favor of Proposal 2, you have the opportunity to pressure the Board to allow you to, in our opinion, realize the full value of your investment. Notably, shareholders cannot obtain this value by selling their shares in the market today, and, in our opinion, have not been able to receive the full value of the securities underlying their shares for over three years.

____________________________________

[3] When Saba filed its Schedule 13D on March 4, 2016 announcing its intent to engage with the Fund’s management and Board concerning the shares and their valuation, the stock was only trading at $10.94. As of September 14, 2016, the shares traded at $11.83.

[4] See the discussion in “Discount to NAV” and corresponding support contained in footnote 8 below.

[5] The Board did not announce their tender plan until April 20, 2016, a month and a half after Saba filed its Schedule 13D announcing its intent to engage in discussions with the Fund’s management and Board regarding their plans to address the Fund’s discount and also after Saba’s submission of a shareholder proposal for inclusion in Franklin’s proxy statement pursuant to Rule 14a-8.

[6] See above, footnotes 1 and 2, at page 1.

[7] See “Closed-End Fund (CEF) Quickrank,” Morningstar, available at http://screen.morningstar.com/cef-quick-rank/.

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The Board apparently finds the current discount to be acceptable and it has even stated in the Fund’s Proxy Statement that “the Fund’s performance at market price and NAV has been consistently competitive, both in absolute terms and relative to its benchmark indices.” Moreover, we believe that Franklin should have informed its shareholders that 15 taxable bond funds have chosen to liquidate, open-end, or perform significant tenders over the past year.[8] Unlike Franklin’s Board, the boards of these 15 funds allowed their investors the opportunity to fully realize the value of their investments. Franklin’s discount is greater (i.e., worse) than median[9] and we believe the Fund is doing significantly less than other funds to correct its missteps given the actions of the foregoing 15 taxable bond funds. We believe that we and all fellow Franklin shareholders should have the same opportunity that was given to so many other closed-end fund investors.

We believe that the Board’s lackluster discount reduction plan will have an extremely limited impact on reducing the discounted price of the Fund. Moreover, we believe that, should Proposal 2 fail, investors could suffer significant losses from a further increase in the discount. In fact, we believe Franklin’s discount may return back to levels the Fund traded at before Saba publicly announced its intention to engage in discussions with the Board and management in March 2016.[10] Accordingly, we strongly believe the Board needs to immediately be revitalized by electing all three of Saba’s highly-qualified independent Nominees.

Conclusion

We believe that Franklin investors have suffered the Fund’s persistent discount and underperformance to peers long enough. Now is the time to effectuate a change that we believe will enhance the value of your investment. We urge you to support our proposals by voting the GOLD proxy card today, which we believe will allow all shareholders to realize the NAV for your investment. This additional return will immediately offset some of the lagging performance we ALL have endured as a result of being an investor in Franklin over the past years.

Franklin’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” three of the highly-qualified Nominees (Proposal 1). Additionally, voting “FOR” Proposal 2 for the Board to consider a self-tender could lead to a higher share price return.

____________________________________

[8] Data considers actions since July 2015 and includes the following funds and the corresponding actions taken in parentheses: Transamerica Income Fund (open-ending), Deutsche Global High income Fund (liquidation), Deutsche High income Opportunities Fund (liquidation), MFS Intermarket Income Trust I (liquidation), Federated Enhanced Treasury Income Fund (open-ending), AllianceBernstein Income Fund (open-ending), Montgomery Street Income (liquidation), Global High Income Fund (liquidation), Managed High Yield (liquidation), Strategic Global income Fund (liquidation), For Dearborn Income (open-ending), Western Asset Variable Rate (tender), Deutsche High Income Trust (liquidation), Deutsche Multi-Market Income Trust (liquidation), Deutsche Strategic Income Trust (liquidation). Source: Bloomberg.

[9] As of September 9, 2016, the median discount of 634 funds surveyed by Morningstar was 3.56, making Franklin’s discount over twice that of the median as of September 9, 2016. See “Closed-End Fund (CEF) Quickrank,” Morningstar, available at http://screen.morningstar.com/cef-quick-rank/.

[10] See above, footnote 3, at page 2.

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BACKGROUND TO THIS PROXY SOLICITATION

Since the beginning of Saba’s engagement with the Fund, we believe the Fund has resorted to needless quibbling over Saba’s notice of nominations to the Board and misguided fighting over the validity of Saba’s efforts to allow shareholders to vote on a proposal, all to the cost of shareholders of the Fund.

On April 20, 2016 Saba submitted a shareholder proposal (the “14a-8 Proposal”) to the Fund to be included in the Fund’s Proxy Statement pursuant to Rule 14a-8(c) under the Securities Exchange Act of 1934 (the “Exchange Act”). The purpose of the 14a-8 Proposal was to allow shareholders the opportunity to vote on a request that the Board consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to NAV. The proposal provided a suggestion that, if more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

On May 2, 2016, the Fund sent a response letter to Saba, noting what it considered “deficiencies” in the 14a-8 Proposal and stating, incorrectly, that the 14a-8 Proposal “constituted multiple proposals in violation of Rule 14a-8(c).”[11] In response, Saba sent a slightly modified version of the 14a-8 Proposal to the Fund on May 12, 2016, which we believe the Fund continued to misguidedly challenge in two separate letters sent by the Fund to Saba on May 19, 2016 (the “May 19 Letter”) and June 3, 2016, respectively.

In addition, on May 16, 2016, Saba submitted a notice of its intention to nominate three persons to the Board. In the May 19 Letter, the Fund responded with a 17-point litany of superficial “deficiencies,” which Saba responded to on May 22, 2016 and which the Fund expressly accepted on June 3, 2016.

On June 17, 2016, the Fund, at the expense of shareholders, submitted a letter to the SEC (the “No-Action Request Letter”) to request no-action relief to exclude the 14a-8 Proposal from the Fund’s Proxy Statement under Rule 14a-8(c)’s prohibition of multiple proposals, despite the fact that substantially similar proposals had been proposed by shareholders in the past – and in at least one case, ratified by shareholders – and, as far as we can tell, were never previously challenged under Rule 14a-8(c) by any other fund manager.[12] In response to the No-Action Request Letter, Saba sent a letter to the SEC on June 24, 2016 in support of the position that the 14a-8 Proposal constituted one proposal and did not violate Rule 14a-8(c). Over the course of a month, the Fund – again at the expense of shareholders – submitted two additional letters to the SEC advocating for its position that it should be permitted to exclude the 14a-8 Proposal. Despite the Fund’s claims, the SEC found in favor of Saba on July 27, 2016, noting that it saw no basis to exclude the 14a-8 Proposal under Rule 14a-8(c). Accordingly, the 14a-8 Proposal is included in this Proxy Statement as Proposal 2.

[11] An electronic copy of this letter, all other letters referred to in this “Background of this Proxy Statement,” and the SEC’s response denying no-action relief to the Fund for exclusion of the 14a-8 Proposal from the Fund’s Proxy Statement are available in PDF format on the website of the Division of Investment Management of the SEC at https://www.sec.gov/divisions/investment/noaction/2016/franklin-limited-duration-income-trust-072716-14a8.htm.

[12] See, e.g., Opportunity Partners L.P. Shareholder Proposal (Clough Global Equity Fund), SEC No-Action Letter (Apr. 16, 2015); Kmpus Management, Inc. Shareholder Proposal (AllianceBernstein Income Fund), SEC No-Action Letter (Feb. 18, 2015); and The Adams Express Company, SEC No-Action Letter (Nov. 22, 2010); see also “AllianceBernstein Income Fund Announces Details Of Recent Stockholder Vote And Board Of Directors Consideration Of Results Of Vote” (May 7, 20 15), PR Newswire, available at http://www.prnewswire.com/news-releases/alliancehemstein-income-fund-announces-details-ofrecent-stockholder-vote-and-board-of-directors-consideration-of-results-of-vote-300079896.html.

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PROPOSAL 1: ELECTION OF TRUSTEES

According to public information, the Board currently consists of 9 trustees, three of whose term as trustee is expiring at the Annual Meeting. We are soliciting proxies to elect the Nominees—Ronald Mass, Thomas H. McGlade, and Peter Tchir—to serve as trustees in the class of trustees with terms expiring at the 2019 annual meeting of shareholders. The Nominees, if all are elected, would constitute one-third of the Board members.

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), two of the Fund’s trustees are to be elected solely by the holders of the outstanding Preferred Shares, and the remaining trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year, all of the Fund’s nominees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class.

The Participants intend to vote all of their Common Shares in favor of the three Nominees. If all three of the Nominees are elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance shareholder value.

Each of the Nominees, if elected, will serve a three-year term until the 2019 annual meeting of shareholders and until his successor has been duly elected and qualified. There is no assurance that any incumbent trustee will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

RONALD MASS
Age; Address	51; 4640 Admiralty Way, Marina Del Rey, CA 90292
Occupation	Founder and Managing Principal of Almitas Capital LLC
Experience

Ronald Mass is the founder and Managing Principal of Almitas Capital LLC, a registered investment advisor, which he founded in 2013. From 1991 until 2012, Mr. Mass was a senior portfolio manager at Western Asset Management Fund, an institutional fixed income manager with over $450 billion in assets under management. While at Western Asset Management, he led the Asset Backed Securities (ABS) and Mortgage Backed Securities (MBS) portfolio management teams, chaired the Leveraged Products Committee, was a senior member of the Broad Market Strategy and Risk Management Committees, and was responsible for management of over $100 billion in assets. In addition, Mr. Mass initiated the launch and management of the Western Asset Mortgage Capital (WMC) REIT, numerous closed and open-end mutual funds, CDO and CLO products, and customized client portfolios. Prior to joining Western Asset, Mr. Mass was a Research Associate at Credit Suisse (f/k/a Credit Suisse First Boston).

Mr. Mass has served as a guest lecturer at the UCLA Anderson School of Management and CFA Society of Los Angeles, and is a frequent speaker at industry events.

Mr. Mass graduated Magna Cum Laude and Phi Beta Kappa from the University of California, Los Angeles with a Bachelors in Economics and Business. Mr. Mass is a CFA Charterholder and a member of the CFA Institute.

Other Directorships Held	Woodside Homes, Inc. (2013 – Present).
Skills & Qualifications	Mr. Mass’s qualifications to serve as a trustee include his deep knowledge of structured products, his financial expertise, and his leadership experience from serving as the founding member of a financial services firm.
Position(s) Held with the Fund	None

6

Term of Office and Length of Time Served	None

Number of Portfolios in Fund Complex Overseen	None

thomas h. mcglade
Age; Address	56; P.O. Box 38, Telluride, CO 81435
Occupation	Former Partner and Head of the U.S. Office at Prologue Capital Inc.
Experience

Thomas H. McGlade served as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund, from 2008 until 2014. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Previous to his position at Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker-dealer and major investment bank, from 1993 until 2008, where he was head trader for long-duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures, and derivatives. From 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector. Currently, Mr. McGlade is a private investor.

He formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution.

Mr. McGlade earned a BA in Economics from Duke University.

Other Directorships Held	San Miguel Education Foundation (2015 – Present); Prologue G.P. Ltd. (2011 – 2014); Prologue Capital U.S. General Partner LLC (2011 – 2014); and Prologue Feeder Fund Ltd. (2011 – 2014).
Skills & Qualifications	Mr. McGlade’s qualifications to serve as a trustee include his extensive market expertise in derivatives, leveraged trading, value-at-risk based risk management, securities financing, and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, legal and compliance, human resource management, financial risk management, and valuation.
Position(s) Held with the Fund	None
Term of Office and Length of Time Served	None
Number of Portfolios in Fund Complex Overseen	None

PETER TCHIR
Age; Address	48; 6 Thorndal Circle, Darien, CT 06820
Occupation	Managing Director at Brean Capital, LLC

7

Experience

Peter Tchir has served as a Managing Director at Brean Capital, LLC, an investment bank and asset management firm, since 2014. During his tenure at Brean Capital, Mr. Tchir has developed a wide following across fixed income and equity investors. From 2009 until 2014, Mr. Tchir operated TF Market Advisors LLC, an independent research, advisory, and consulting business serving top hedge funds and money managers, which he originally founded and which was sold to Brean Capital in 2014. TF Market Advisors was an early adopter of fixed income ETFs and was acknowledged as expert in the CDS and Credit Index areas. Mr. Tchir also served as a Portfolio Manager at KLS Diversified Asset Management LP from 2008 until 2009, as a Managing Director at RBS Securities Inc. (f/k/a RBS Greenwich Capital) from 2007 until 2008 and an Executive Director at UBS AG from 2003 until 2007.

Mr. Tchir is considered an “influencer” in his field and is regularly featured on Fox Business TV, Bloomberg TV, and radio, and has been part of headline articles in the Wall Street Journal, the New York Times, and the Financial Times, as well as being quoted regularly in Barron’s. Business Insider rated Mr. Tchir’s Twitter handle (@tfmkts) as one of the top 100 handles in finance to follow on Twitter.

Mr. Tchir earned a Bachelor of Mathematics at the University of Waterloo and an MBA at Vanderbilt University.

Other Directorships Held	N/A
Skills & Qualifications	Mr. Tchir’s qualifications to serve as trustee include his in-depth product knowledge encompassing bonds, loans, derivatives, CDO’s, and ETF’s and his reputation as a “thought leader” in the financial services industry.
Position(s) Held with the Fund	None
Term of Office and Length of Time Served	None
Number of Portfolios in Fund Complex Overseen	None

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversees any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Ronald Mass	None	None
Thomas H. McGlade	None	None
Peter Tchir	None	None

We urge shareholders to vote FOR ALL three of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, each of the Nominees will be considered an independent trustee of the Fund under (i) the NYSE MKT’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

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Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by us.  If we determine to add or substitute nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the Declaration of Trust, trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon, meaning that the three trustee nominees who receive the highest number of shares voted “FOR” their election by the common shareholders will be elected to the Board. A shareholder cannot abstain in the election of trustees and broker non-votes will not be counted.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

The

We Recommend a Vote FOR ALL THREE of the Nominees for election at the Annual Meeting on the GOLD proxy card.

9

PROPOSAL 2: REQUEST THAT THE BOARD CONSIDER A SELF-TENDER FOR ALL OUTSTANDING COMMON SHARES

A fund’s net asset value (“NAV”) is the total value of a fund’s assets minus its liabilities. When compared to an index, it provides investors and company boards with a way to examine whether an adviser is meeting or exceeding benchmark returns.

The Fund’s long-term performance has been disappointing. The Fund has traded at an average discount to NAV of more than 10.7% over the last three years. Moreover, the Fund’s income and total return have been rated in the lowest and second lowest quintiles for 2014 and for the previous annualized three, five- and ten-year periods in recent reports prepared by Lipper, Inc., an independent organization.

When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. The Fund’s excessive discount level indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to shareholder value. Compounding the problem, the Board has done little to address the adviser’s poor performance. Similar to many other recent corporate actions in the closed end fund space, shareholders should have the opportunity to realize a price for their shares close to NAV. Toward that end, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV.

If a majority of the Fund’s outstanding shares are tendered, this would demonstrate that there is insufficient shareholder support for continuing the Fund as a closed-end fund. In that case, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund. The Fund and Board are likely to come up with a litany of arguments against Proposal 2 but the simple fact of the matter is that the Board has not been able to effectively manage the Fund’s discount, nor have they taken action to address its adviser’s perpetual underperformance.

Accordingly, shareholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the shareholders of Franklin Limited Duration Income Trust (the “Fund”), requests that the Board of Trustees (the “Board”) consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

Vote Required.

According to the Declaration of Trust, the approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the Declaration of Trust and Subsection 2(a)(42) of the 1940 Act, a “vote of a majority of the outstanding voting securities” means: the vote, at the Annual Meeting, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is the less. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on August 29, 2016, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each Common Share and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the “Preferred Shares”), of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. All of the nominees will be voted on by holders of the outstanding Common Shares and Preferred Shares voting together as a single class. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights).

How do I vote my shares?

Common Shares held in record name. If your Common Shares or Preferred Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares or Preferred Shares beneficially owned or held in “street” name. If you hold your Common Shares or Preferred Shares in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares or Preferred Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 65 Locust Ave #302, New Canaan, CT 06840, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares and Preferred Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” three of the Nominees listed in Proposal 1 and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” three Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the request that the Board consider a self-tender for all outstanding shares of the Fund at or close to net asset value (Proposal 2);

How many shares must be present to hold the Annual Meeting?

According to the Fund's Proxy Statement, a majority of the shares entitled to vote – present in person or represented by proxy – constitutes a quorum at the Annual Meeting. Abstentions (shares of the Fund’s capital stock for which proxies have been received but for which the holders have abstained from voting) and broker non-votes, which are described below, will be included in the calculation of the number of shares of the Fund’s capital stock represented at the meeting for purposes of determining whether a quorum has been achieved. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

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What vote is needed to approve each proposals?

•	Proposal 1 – Election of Trustees. According to the Declaration of Trust, the affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote on the election of trustees at the Annual Meeting is required for the election of each trustee nominee (meaning that the three trustee nominees who receive the highest number of shares voted “FOR” their election by the common or preferred shareholders will be elected to the Board). Broker non-votes will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Broker non-votes, therefore, will have no effect on Proposal 1.

THE ONLY WAY TO SUPPORT ALL THREE OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE TRUST, EVEN IF YOU INSTRUCT TO “ABSTAIN” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

•	Proposal 2. According to the Declaration of Trust, the approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the Declaration of Trust and Subsection 2(a)(42) of the 1940 Act, a “vote of a majority of the outstanding voting securities” means: the vote, at the Annual Meeting, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is the less. Abstentions and broker non-votes will be treated as votes present at the Annual Meeting and, therefore, will have the same effect as a vote “against” Proposal 2.

What are “broker non-votes” and what effect do they have on the proposals?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. Under the Listing Standards, there are no “routine” proposals in a contested proxy solicitation such as this one. Because Saba has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting.

Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from Franklin, including a proxy statement and white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Fund. Voting “WITHHOLD” for any of the Fund’s nominees on its proxy card is not the same as voting for our Nominees because a vote withheld for any of the Fund’s nominees will not count as a vote “FOR” the Nominees. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);

12

•	delivering a written revocation or a later dated proxy for the Annual Meeting to Saba Capital Management, LP, c/o InvestorCom. 65 Locust Ave #302, New Canaan, CT 06840 or to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares or Preferred Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact InvestorCom toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE TRUST’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Saba Capital Management, LP, c/o InvestorCom, 65 Locust Ave #302, New Canaan, CT 06840, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to less than $7,500 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to 30 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $250,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $170,000. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of all three of the Nominees, if all are elected, and six of the incumbent trustees of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation.

Where can I find additional information concerning Franklin?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2017 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Fund does not distribute the Fund’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.	Ronald Mass
Saba Capital Master Fund, Ltd.	Thomas H. McGlade
Boaz R. Weinstein	Peter Tchir

September 15, 2016

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund Ltd. (“Saba Master Fund”); (iii) Boaz R. Weinstein, principal of Saba (“Mr. Weinsten,” and together with Saba Capital and Saba Master Fund, “Saba”); and the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on September 14, 2016, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 4,032,405 common shares, no par value of the Fund (the “Common Shares”), representing approximately 15.0%. of the Fund’s outstanding Common Shares. The percentages used herein are based upon 26,835,650 Common Shares outstanding as of August 29, 2016, as reported in the Fund’s Proxy Statement.

Saba may be deemed to beneficially own, in the aggregate, 4,032,405 Common Shares. Of the 4,032,405 Common Shares owned in the aggregate by Saba: (a) 805,043 Common Shares are beneficially owned by the Saba Master Fund, including 1,000 Common Shares held in record name; (b) 805,043 Common Shares are beneficially owned by Saba Capital Master Fund II, Ltd., a Cayman Islands exempted company and Saba II AIV LP (“Saba II AIV”), a Delaware limited partnership that serves as an alternative investment vehicle alongside of Saba Capital Master Fund II, Ltd. (collectively, “SCMF II”), including 1,000 Common Shares held in record name by Saba II AIV LP; (c) 709,749 Common Shares are beneficially owned by Saba Capital Leveraged Master Fund Ltd., a Cayman Islands exempted company (“SCLMF”), including 1,000 Common Shares held in record name; (d) 805,043 Common Shares are beneficially owned by Saba Capital Series LLC Series 1, a Delaware limited liability company (“SCS”), including 1,000 Common Shares held in record name; (e) 333,538 Common Shares are beneficially owned by Saba Capital CEF Opportunities 1, Ltd., a Cayman Islands exempted company (“SCEF 1”), including 1,000 Common Shares held in record name; (f) 573,989 Common Shares are beneficially owned by Saba Capital CEF Opportunities 2, Ltd., a Cayman Islands exempted company, including 1,000 Common Shares held in record name (“SCEF 2”, together with SCMF, SCMF II, SCLMF, SCS, SCEF 1, and SCEF 2, the “Saba Entities”); (g) 4,032,405 Common Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of the Saba Entities; (h) 4,032,405 Common Shares may be deemed to be beneficially owned by Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba Management”) by virtue of its status as the general partner to Saba Capital; and (i) 4,032,405 Common Shares may be deemed to be beneficially owned by Boaz R. Weinstein, a United States Citizen (“Mr. Weinstein”), by virtue of his status as the Managing Member of Saba Management.

As of the date of this Notice, none of the Nominees beneficially owns any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Management and other affiliated entities. The principal business of Saba Management is to serve as general partner of Saba Capital. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein, Saba Management, Saba Capital, and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1: ELECTION OF TRUSTEES on page 6.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

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Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) as the Fund; in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no Participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the trust’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund;; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) as the Fund or having an investment adviser, principal underwriter, or “Sponsoring Insurance Company” that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Trust’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Trust. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares

Saba

Trade Date	Common Shares Purchased (Sold)	Trade Date	Common Shares Purchased (Sold)	Trade Date	Common Shares Purchased (Sold)
6/18/2014	1,500	3/10/2015	(6,177)	11/27/2015	4,827
7/10/2014	2,086	3/11/2015	(8,800)	11/30/2015	10,000
7/11/2014	6,575	3/17/2015	(6,985)	12/1/2015	6,890
7/16/2014	8,699	3/18/2015	(100)	12/2/2015	1,200
7/22/2014	26,985	3/26/2015	(27,532)	12/3/2015	4,162
7/30/2014	26,229	3/27/2015	(4,700)	12/4/2015	4,609
7/31/2014	26,500	5/27/2015	4,698	12/7/2015	17,782
8/5/2014	15,919	5/29/2015	17,500	12/8/2015	2,400
8/13/2014	21,155	6/26/2015	7,000	12/11/2015	11,417
8/18/2014	22,300	7/9/2015	7,200	12/14/2015	29,676
8/19/2014	3,560	7/10/2015	10,000	12/15/2015	53,184
8/20/2014	3,100	7/27/2015	2,922	12/16/2015	10,639
8/21/2014	1,600	8/19/2015	2,400	12/17/2015	36,056
8/22/2014	11,823	8/26/2015	21,122	12/18/2015	14,476
8/25/2014	11,260	9/14/2015	15,051	12/21/2015	53,410
8/26/2014	20,273	9/15/2015	5,900	12/22/2015	31,133
8/27/2014	4,797	9/16/2015	27,750	12/23/2015	26,668
8/28/2014	9,732	9/17/2015	4,811	12/24/2015	10,000
8/29/2014	4,200	9/18/2015	2,900	1/4/2016	4,700
9/2/2014	11,612	9/21/2015	300	1/5/2016	53
9/3/2014	2,039	9/22/2015	9,385	1/6/2016	50,411
9/4/2014	11,632	9/23/2015	5,162	1/7/2016	15,902
9/5/2014	13,900	9/25/2015	16,888	1/12/2016	193,302
9/8/2014	7,737	9/29/2015	23,271	1/13/2016	50,000
9/9/2014	19,127	9/30/2015	16,815	1/14/2016	144,337
9/10/2014	4,300	10/1/2015	25,500	1/15/2016	68,141
9/11/2014	5,800	10/2/2015	23,760	1/19/2016	37,898
9/15/2014	10,766	10/5/2015	15,108	1/20/2016	48,041
9/29/2014	13,473	10/6/2015	5,000	1/22/2016	55,252
9/30/2014	2,152	10/7/2015	17,933	1/25/2016	18,587
10/3/2014	3,988	10/8/2015	11,329	1/26/2016	22,068
10/6/2014	6,500	10/13/2015	10,130	1/27/2016	24,510
12/4/2014	(19,524)	10/15/2015	5,000	1/29/2016	9,986
12/5/2014	(50,100)	10/16/2015	7,022	2/1/2016	9,250
12/8/2014	(34,263)	10/19/2015	13,250	2/2/2016	29,877
12/9/2014	(5,500)	10/20/2015	41,402	2/3/2016	1,000
12/10/2014	(61,547)	10/21/2015	18,468	2/4/2016	13,651
12/11/2014	(333)	10/22/2015	51,345	2/5/2016	20,305
12/15/2014	(676)	10/23/2015	260,100	2/8/2016	21,623
1/29/2015	(2,000)	10/26/2015	7,363	2/9/2016	20,000
1/30/2015	(1,100)	10/27/2015	26,408	2/10/2016	9,080
2/4/2015	(4,500)	10/28/2015	47,892	2/11/2016	14,587
2/6/2015	(6,300)	10/29/2015	5,900	2/12/2016	20,098
2/9/2015	(2,800)	10/30/2015	11,429	2/16/2016	24,701
2/11/2015	(900)	11/2/2015	20,000	2/17/2016	10,432
2/12/2015	(5,600)	11/3/2015	11,260	2/18/2016	31,825
2/13/2015	(4,200)	11/4/2015	10,658	2/19/2016	26,780
2/17/2015	(3,800)	11/5/2015	7,031	2/22/2016	29,514
2/18/2015	(640)	11/6/2015	29,296	2/23/2016	1,803
2/25/2015	(5,300)	11/9/2015	14,607	2/24/2016	25,989
2/26/2015	(100)	11/10/2015	10,023	2/25/2016	203,198
2/27/2015	(7,100)	11/12/2015	7,396	2/26/2016	106,262
3/2/2015	(12,041)	11/13/2015	9,783	2/29/2016	23,413
3/3/2015	(1,300)	11/17/2015	5,832	3/1/2016	18,872
3/4/2015	(11,411)	11/18/2015	5,786	3/2/2016	35,718
3/5/2015	(120)	11/19/2015	10,879	3/3/2016	18,104
3/6/2015	(1,300)	11/20/2015	21,620	3/15/2016	11,489
3/9/2015	(1,269)	11/23/2015	12,099	3/16/2016	11,833
		11/24/2015	4,593	3/17/2016	4,947

Trade Date	Common Shares Purchased (Sold)
3/18/2016	5,987
3/21/2016	29,681
3/22/2016	5,364
3/28/2016	14,777
3/29/2016	11,159
3/30/2016	2,129
3/31/2016	2,706
4/5/2016	4,755
4/6/2016	8,441
4/8/2016	4,227
4/13/2016	6,804
4/14/2016	22,292

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN FRANKLIN’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to Franklin, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Franklin by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2016 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2016 Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

65 Locust Ave, Suite 302 New Canaan, CT 06840 Shareholders Call Toll-Free at: (877) 972-0090 E-mail: Saba@investor-com.com

PROXY CARD

FRANKLIN LIMITED DURATION INCOME TRUST

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. AND CERTAIN OF ITS AFFILIATES (COLLECTIVELY, “SABA,”) AND THE INDIVIDUALS NAMED IN THE PROPOSAL (THE “NOMINEES”)

THE BOARD OF TRUSTEES (THE “BOARD”) OF FRANKLIN LIMITED DURATION INCOME TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Joy Semple, Eleazer Klein, and John Grau, and each of them, attorneys and agents with full power of substitution to vote all common shares of Franklin Limited Duration Income Trust, a Delaware statutory trust (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund scheduled to be held on Friday, October 28, 2016 at 2:00 P.M. Pacific Time at the Fund’s offices, located at One Franklin Parkway, San Mateo, California 94403, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” three of the nominees listed in Proposal 1 and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT. OVER THE BOXES (FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK)

We recommend that you vote “FOR ALL” three of the Nominees below:					tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.
Proposal 1 – Election at the Annual Meeting of the three individuals nominated by Saba.
Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.
Ronald Mass Thomas H. McGlade Peter Tchir	☐	☐	☐
					Signature (Capacity)	Date

					Signature (Joint Owner) (Capacity/Title)	Date

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

We recommend that you vote “FOR” Proposal 2:
		FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the		☐	☐ ☐		PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES